      As filed with the Securities and Exchange Commission on July 24, 1997
                                                    REGISTRATION NO. 333-_______



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           ---------------------------

                                 CMP MEDIA INC.
             (Exact name of Registrant as specified in its charter)
                           ---------------------------


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                DELAWARE                                    2721                                11-2240940
     (State or other jurisdiction of            (Primary Standard Industrial      (I.R.S. Employer Identification Number)
     incorporation or organization)             Classification Code Number)
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                               600 COMMUNITY DRIVE
                            MANHASSET, NEW YORK 11030
                                 (516) 562-5000
   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                           ---------------------------

                            ROBERT D. MARAFIOTI, ESQ.
                  Vice President, Secretary and General Counsel
                                 CMP Media Inc.
                               600 Community Drive
                            Manhasset, New York 11030
                                 (516) 562-5000
 (Name, address, including zip code, and telephone number, including area code, of Registrant's agent for service)
                           ---------------------------

                 Please address a copy of all communications to:
                              LEONARD J. BAXT, ESQ.
                         Dow, Lohnes & Albertson, PLLC
                        1200 New Hampshire Avenue, N.W.
                          Washington, D.C. 20036-6802
                                 (202) 776-2000
                              ALAN H. PALEY, ESQ.
                              Debevoise & Plimpton
                                875 Third Avenue
                              New York, N.Y. 10022
                                 (212) 909-6000
                           ---------------------------

              APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO
           THE PUBLIC: As soon as practicable after this Registration
                          Statement becomes effective.
                           ---------------------------

                  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|

                  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ (333-26741)

                  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE
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======================================================================================================================
                                                              Proposed Maximum Aggregate        Amount of Registration
   Title of Each Class of Securities to be Registered            Offering Price (1)(2)                   Fee
----------------------------------------------------------------------------------------------------------------------
Class A Common Stock.....................................                  $11,500,000                    $3,485
======================================================================================================================
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(1)      Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.
(2)      Includes shares that are to be offered outside the United States but that may be resold from time to time in the United States under circumstances requiring delivery of a prospectus; such shares are not being registered for the purpose of sales outside the United States.

                                EXPLANATORY NOTE


         This Registration Statement is being filed by CMP Media Inc. (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the Registration Statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the Company's Class A Common Stock being offered hereby and a related consent, and an accountants' consent. Pursuant to Rule 462(b), the contents of the Registration Statement on Form S-1 (File No. 333-26741) of the Company, including the exhibits thereto, are incorporated by reference into this Registration Statement. This Registration Statement covers the registration of an aggregate of $ of Class A Common Stock of the Company.


                                  CERTIFICATION

         The Company hereby certifies to the Securities and Exchange Commission (the "Commission") that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on July 25, 1997), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than July 25, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, CMP Media Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Manhasset, State of New York, on July 24, 1997.

                                     CMP MEDIA INC.


                                     By: /s/ Michael S. Leeds
                                         --------------------------------------
                                         Michael S. Leeds
                                         (President and Chief Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


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                Signature                                      Title                                  Date
                ---------                                      -----                                  ----
                   *                       President, Chief Executive Officer and
    --------------------------------       a Director (Principal Executive Officer)              July 24, 1997
           (Michael S. Leeds)


                   *                       Executive Vice President, President of
    --------------------------------       International and a Director                          July 24, 1997
            (Daniel H. Leeds)


                   *                       Executive Vice President, President of
    --------------------------------       Publishing                                            July 24, 1997
            (Kenneth D. Cron)


            Joseph E. Sichler              Vice President and Chief Financial
    --------------------------------       Officer (Principal Financial Officer and
           (Joseph E. Sichler)             Principal Accounting Officer)                         July 24, 1997


                   *                       Director, Co-Chairperson of Board of
    --------------------------------       Directors                                             July 24, 1997
            (Gerard G. Leeds)


                   *                       Director, Co-Chairperson of Board of
    --------------------------------       Directors                                             July 24, 1997
             (Lilo J. Leeds)


                   *                       Director                                              July 24, 1997
    --------------------------------
           (Richard A. Leeds)
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                               *POWER OF ATTORNEY

         Michael S. Leeds, by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.


                                       By: /s/ Michael S. Leeds
                                           ------------------------------------
                                           Michael S. Leeds
                                           (Attorney-in-Fact)

                                  EXHIBIT INDEX


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EXHIBIT                                                                                      SEQUENTIAL PAGE
NUMBER               DESCRIPTION                                                             NUMBER
------               -----------                                                             ------
5                    Opinion of Dow, Lohnes & Albertson, PLLC (including consent)

23.1                 Consent of Coopers & Lybrand L.L.P.

23.2 Consent of Dow, Lohnes & Albertson, PLLC (included in their Opinion filed as Exhibit 5)

24 Powers of Attorney (filed as Exhibit 24 to the Registration Statement on Form S-1 of the Company (File No. 333-26741) and incorporated herein by reference)
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